SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement                [ ]  Confidential, For Use of the Commission
[X]  Definitive Proxy Statement                      Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                        LANDAMERICA FINANCIAL GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

[LANDAMERICA FINANCIAL GROUP, INC. LOGO]








                         ANNUAL MEETING OF SHAREHOLDERS

                                 ---------------

                                                                  April 16, 2001


Dear Shareholder:

         You are cordially invited to attend the 2001 Annual Meeting of Shareholders of LandAmerica Financial Group, Inc., which is to be held in the Commonwealth Room on the 3rd Floor of the Commonwealth Club, located at 401 West Franklin Street, Richmond, Virginia, on Tuesday, May 22, 2001, at 10:00 a.m. At the Meeting, you will be asked to elect four Directors to serve three-year terms and one Director to serve a one-year term.

         Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. You can vote by signing, dating and returning the enclosed proxy card or voting instruction. Also, registered shareholders and participants in plans holding shares of the Company's Common Stock may vote by telephone or over the Internet. Instructions for using these convenient services are set forth on the proxy card or voting instruction. Beneficial owners of shares held in street name should follow the enclosed instructions for voting their shares. I hope you will be able to attend the Meeting, but even if you cannot, please vote your shares as soon as you can.

                                            Sincerely,

                                            /s/ Charles H. Foster, Jr.

                                            Charles H. Foster, Jr.
                                            Chairman and Chief
                                            Executive Officer

                        LandAmerica Financial Group, Inc.
                           101 Gateway Centre Parkway
                                   Gateway One
                          Richmond, Virginia 23235-5153


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         The Annual Meeting of Shareholders (the "Meeting") of LandAmerica Financial Group, Inc. (the "Company") will be held in the Commonwealth Room on the 3rd Floor of the Commonwealth Club, located at 401 West Franklin Street, Richmond, Virginia, on Tuesday, May 22, 2001, at 10:00 a.m., for the following purposes:

         (1) To elect four Directors to serve three-year terms and one Director to serve a one-year term; and

         (2) To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

         Only holders of shares of Common Stock of record at the close of business on April 9, 2001, shall be entitled to notice of and to vote at the Meeting.

                                             By Order of the Board of Directors,

                                                          Russell W. Jordan, III

                                                                       Secretary

April 16, 2001

                                 PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of the Company. A shareholder may revoke the proxy at any time prior to its use, but proxies properly executed and received by the Secretary prior to the Meeting, and not revoked, will be voted in accordance with the terms thereof. Shareholders and participants in plans holding shares of the Company's Common Stock are urged to complete, sign and date the enclosed proxy or voting instruction and return it as promptly as possible in the postage-paid envelope enclosed for that purpose. Registered shareholders and plan participants can also deliver proxies and voting instructions by calling a toll-free telephone number or by using the Internet. The telephone and Internet voting procedures are designed to authenticate shareholders' and plan participants' identities, to allow shareholders and plan participants to give their voting instructions and to confirm that such instructions have been recorded properly. Instructions for voting by telephone or over the Internet are set forth on the enclosed proxy card or voting instruction. If your shares are held in street name with your bank or broker, please follow the instructions enclosed with this Proxy Statement.

     The Company will pay all of the costs associated with this proxy solicitation. Proxies are being solicited by mail and may also be solicited in person or by telephone, telefacsimile or other means of electronic transmission by Directors, officers and employees of the Company. The Company will reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares of the Company's Common Stock.

     This Proxy Statement will be mailed to registered holders of the Common Stock of the Company on or about April 16, 2001.

                                  VOTING RIGHTS

     The Company had 17,995,954 shares of Common Stock outstanding as of April 9, 2001, each having one vote. Only holders of the Company's Common Stock of record at the close of business on April 9, 2001, will be entitled to vote. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Meeting. Abstentions and shares held in street name ("Broker Shares") voted as to any matter at the Meeting will be included in determining the number of shares present or represented at the Meeting. Broker Shares that are not voted on any matter at the Meeting will not be included in determining the number of shares present or represented at the Meeting.

     The Company is not aware of any matters that are to come before the Meeting other than those described in this Proxy Statement. However, if other matters do properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxy in accordance with their best judgment.

                              ELECTION OF DIRECTORS

     At the Meeting, four Directors are to be elected for terms of three years and one Director is to be elected for a term of one year. Seven other Directors have been elected to terms that end in either 2002 or 2003, as indicated below. The following pages set forth certain information concerning the nominees and the Directors whose terms of office will continue after the Meeting. All of the nominees and incumbent Directors listed below were previously elected Directors by the shareholders, except Robert T. Skunda and Thomas G. Snead, Jr., who are standing for election for the first time. Lowell C. Freiberg, a Director since 1998, resigned from the Board effective January 5, 2001. Herbert Wender, a Director since 1998, resigned from the Board effective February 3, 2001. George
E. Bello, a Director since 1998, and Howard E. Steinberg, a Director since 2000, resigned from the Board effective February 22, 2001. Messrs. Bello, Freiberg and Steinberg served on the

Board as representatives of Reliance Insurance Company ("RIC") pursuant to the terms of a Voting and Standstill Agreement (the "Voting Agreement") between the Company, RIC and RIC's parent, Reliance Group Holdings, Inc. ("Reliance"). The Voting Agreement, and RIC's right to representatives on the Board, terminated on February 22, 2001 when RIC sold all of the shares of the Company's Common Stock that it owned and additional shares of Common Stock acquired upon the conversion of a portion of the shares of 7% Series B Cumulative Convertible Preferred Stock ("Series B Preferred Stock") that it owned.

     Proxies, unless otherwise specified, will be voted for the election of the nominees listed to serve as Directors. The election of each nominee for Director requires a plurality of the votes cast in the election of Directors. If, at the time of the Meeting, any nominee should be unavailable to serve as a Director, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

                Nominees for Election for Terms Expiring in 2004

     THEODORE L. CHANDLER, JR., 48, is Senior Executive Vice President of the Company. He is also Senior Executive Vice President of each of Lawyers Title Insurance Corporation ("Lawyers Title"), Commonwealth Land Title Insurance Company ("Commonwealth") and Transnation Title Insurance Company ("Transnation"), all of which are wholly owned subsidiaries of the Company, positions he has held since February 23, 2000. Prior to February 1, 2000, Mr. Chandler was a member of the law firm of Williams, Mullen, Clark & Dobbins (formerly Williams, Mullen, Christian & Dobbins), a position he held for more than five years. He is a Director of Hilb, Rogal and Hamilton Company and Open Plan Systems, Inc. Mr. Chandler has been a Director since 1991.

     CHARLES H. FOSTER, JR., 58, is Chairman and Chief Executive Officer of the Company and of Lawyers Title, positions he has held for more than five years. He is also Chairman and Chief Executive Officer of each of Commonwealth and Transnation, positions he has held since June 1, 1999. Mr. Foster is a Director of Universal Corporation. He is Chairman of the Executive Committee and has been a Director since 1991.

     ROBERT T. SKUNDA, 54, is President and Chief Executive Officer of the Virginia Biotechnology Research Park (a center for the development of Virginia's biotechnology and biomedical industries). From December 1993 to November 1997, he was Secretary of Commerce and Trade for the Commonwealth of Virginia.

     MARSHALL B. WISHNACK, 54, was Chairman and Chief Executive Officer of Wheat First Union (now First Union Securities) (the securities brokerage division of First Union Corporation) from April 1, 1996 until his retirement on December 31, 1999. He is a Director of S&K Famous Brands, Inc. Mr. Wishnack is Chairman of the Executive Compensation Committee and a member of the Audit Committee and the Corporate Governance Committee. He has been a Director since 1991.

                 Nominee for Election for Term Expiring in 2002

     THOMAS G. SNEAD, JR., 47, is Chairman and Chief Executive Officer of Trigon Healthcare, Inc. ("Trigon") (a managed healthcare company). From April 1999 to April 2000, he was President and Chief Executive Officer and, from October 15,
1997 to April 1999, he was President and Chief Operating Officer of Trigon. Prior to October 15, 1997, he was Senior Vice President and Chief Financial Officer of Trigon, positions he held for more than five years. Mr. Snead is a Director of Trigon.

     The Board of Directors recommends that the shareholders vote for the nominees set forth above.

                 Incumbent Directors Whose Terms Expire in 2003

     JANET A. ALPERT, 54, is President of the Company and of each of Lawyers Title, Commonwealth and Transnation. Prior to February 27, 1998, she was President and Chief Operating Officer of the Company and of Lawyers Title, positions she held for more than five years. Ms. Alpert is a member of the Executive Committee and has been a Director since 1994.

     MICHAEL DINKINS, 47, is Chairman, President and Chief Executive Officer of Access Worldwide Communications, Inc. ("Access Worldwide") (a marketing services company). From August 1999 to March 2000, he was President and Chief Executive Officer and, from August 1997 to August 1999, he was Chief Financial Officer of Access Worldwide. From 1996 to August 1997, Mr. Dinkins was President of the Graphic Communications Group of Cadmus Communications Corporation (a printing, marketing and publishing company). He is a Director of Access Worldwide. Mr. Dinkins is a member of the Audit Committee and the Investment Funds Committee and has been a Director since 1997.

     JAMES ERMER, 58, retired as Executive Vice President - Strategic Planning and Corporate Development of CSX Corporation (a railroad and transportation company) in December 1996. He is a Director and trustee of the Nations Funds group of mutual funds. Mr. Ermer is Chairman of the Finance Committee and a member of the Executive Compensation Committee and the Investment Funds Committee. He has been a Director since 1991.

     JOHN P. McCANN, 56, retired as Chairman of United Dominion Realty Trust, Inc. ("United Dominion") (an apartment real estate investment trust) in March 2001. From January 1, 1999 to February 13, 2001, he was Chairman and Chief Executive Officer of United Dominion and, prior to January 1, 1999, he was Chairman, President and Chief Executive Officer of United Dominion, positions he held for more than five years. Mr. McCann is a Director of United Dominion and Storage USA, Inc. He is Chairman of the Investment Funds Committee and a member of the Executive Committee and the Finance Committee. Mr. McCann has been a Director since 1997.

                 Incumbent Directors Whose Terms Expire in 2002

     ROBERT F. NORFLEET, JR., 61, is a consultant for SunTrust Bank (formerly Crestar Bank). From December 1996 to December 1999, he was a consultant in the capacity of Director of Client Relations for the Trust and Investment Management Group for Crestar Bank. Prior to his retirement on March 1, 1996, he was Corporate Executive Vice President and Senior Credit Officer of Crestar Bank. Mr. Norfleet is Chairman of the Audit Committee and a member of the Executive Committee and has been a Director since 1991.

     JULIOUS P. SMITH, JR., 58, is Chairman and Chief Executive Officer and a member of the law firm of Williams, Mullen, Clark & Dobbins. Prior to June 1, 1999, he was President and Chief Executive Officer and a member of that law firm, positions he held for more than five years. He is a member of the Audit Committee and the Corporate Governance Committee and has been a Director since 2000. Williams, Mullen, Clark & Dobbins acts as counsel to the Company.

     EUGENE P. TRANI, 61, is President of Virginia Commonwealth University (an urban, public research university), a position he has held for more than five years. He is a Director of Universal Corporation and Heilig-Meyers Company. Dr. Trani is Chairman of the Corporate Governance Committee and a member of the Audit Committee and the Executive Compensation Committee. He has been a Director since 1993.

                                 STOCK OWNERSHIP

                             Principal Shareholders

     The following table sets forth certain information with respect to the beneficial ownership of shares of the Company's Common Stock by each person or group known by the Company to beneficially own more than 5% of the outstanding shares of such stock.

Name of Beneficial Owner                                  Number of Shares 1           Percent of Class 1
------------------------                                  ------------------           ------------------
LandAmerica Financial Group, Inc.                             1,550,257                      8.61%
Savings and Stock Ownership Plan 2
   101 Gateway Centre Parkway
   Gateway One
   Richmond, Virginia  23235-5153

----------
     1 The number of shares of Common Stock of the Company shown in the table is as of March 16, 2001, and the percent shown in the table is based on the number of shares of Common Stock outstanding on March 16, 2001.

     2 Each participant in the LandAmerica Financial Group, Inc. Savings and Stock Ownership Plan (the "401(k) Plan") has the right to instruct Merrill Lynch Trust Company, trustee for the 401(k) Plan, with respect to the voting of shares allocated to his or her account. The trustee, however, will vote any shares for which it receives no instructions in the same proportion as those shares for which it has received instructions.

                        Directors and Executive Officers

     The following table sets forth certain information with respect to (a) the beneficial ownership of shares of the Company's Common Stock by (i) each Director and nominee, (ii) each executive officer listed in the Summary Compensation Table (the "Named Executive Officers") and (iii) all Directors and executive officers as a group and (b) the amount of Deferred Stock Units held by each such person and group.

                                                  Beneficial Ownership 1
                                         -----------------------------------------
                                                                                                 Additional
Name of Beneficial Owner                 Number of Shares 2       Percent of Class         Deferred Stock Units 3
------------------------                 ------------------       ----------------         ----------------------
Janet A. Alpert                               121,205                    *                          5,625
Theodore L. Chandler, Jr.                      42,662                    *                          3,466
Michael Dinkins                                 7,573                    *                          1,923
James Ermer                                    18,073                    *                          4,377
G. William Evans                               52,237                    *                          8,306
Charles H. Foster, Jr.                        244,964                  1.35%                       11,598
John P. McCann                                 12,573                    *                          3,762
Robert F. Norfleet, Jr.                        15,823                    *                          3,818
Jeffrey C. Selby                                9,932                    *                          3,440
Robert T. Skunda                                  100                    *                              0
Julious P. Smith, Jr.                           3,000                    *                          1,155
Thomas G. Snead, Jr.                                0                    *                              0
Eugene P. Trani                                14,073                    *                          4,260
Marshall B. Wishnack                           17,573                    *                          4,206

All Directors and executive                   677,791                  3.67%                       75,473
   officers as a group (18
   persons, including those
   named above)

----------

     * Percentage of ownership is less than 1% of the outstanding shares of Common Stock of the Company.

     1 The number of shares of Common Stock of the Company shown in the table is as of February 23, 2001, the most recent practicable date for which this information is available. The percents shown in the table are based on the number of shares of Common Stock outstanding on March 16, 2001.

     2 The number of shares of Common Stock shown in the table includes 48,668 shares held for certain Directors and executive officers in the 401(k) Plan as of February 23, 2001, and 471,189 shares that certain Directors and executive officers have the right to acquire through the exercise of stock options within 60 days following February 23, 2001. The number of shares also includes 5,073 shares of the Company's Common Stock held in fiduciary capacities. Such shares may be deemed to be beneficially owned by the rules of the Commission, but inclusion of the shares in the table does not constitute admission of beneficial ownership.

     3 The amounts reported in this column are Deferred Stock Units held by (i) non-employee Directors under the Company's Outside Directors Deferral Plan (see "Directors' Compensation") and (ii) executive officers under the Company's Executive Voluntary Deferral Plan, a salary deferral plan, as of February 23, 2001. Each Deferred Stock Unit represents a hypothetical share of the Company's Common Stock, fluctuates in value with the market price of such stock and is payable only in cash.

             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and executive officers and persons who own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership of Common Stock with the Commission. Such persons are required by Commission regulation to furnish the Company with copies of all
Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that applicable Section 16(a) filing requirements were satisfied for transactions that occurred in 2000, except that Russell W. Jordan, III and H. Randolph Farmer, executive officers of the Company, each reported on his year-end Form 5 the exercise of stock options, and the corresponding acquisition of shares of Common Stock, that occurred in November 2000.

                                   COMMITTEES

     The standing committees of the Board of Directors are the Executive Committee, the Audit Committee, the Executive Compensation Committee (formerly the Compensation Committee), the Investment Funds Committee (formerly the Pension and Portfolio Committee), the Finance Committee and the Corporate Governance Committee. The Executive Committee has the authority to act for the Board of Directors on most matters during the intervals between Board meetings. The Audit Committee reviews the scope and the results of the work of the independent public accountants and internal auditors, reviews the adequacy of internal accounting controls and recommends the selection of the independent public accountants to the Board of Directors. Additional information with respect to the Audit Committee is discussed below under "Audit Information." The responsibilities of the Executive Compensation Committee are discussed below under "Report of Executive Compensation Committee." The Investment Funds Committee establishes the investment policy and monitors the performance of pension and portfolio investments of the Company and its subsidiaries. The Finance Committee advises the Board of Directors with respect to financing needs, capital structure and other financial matters. The Corporate Governance Committee develops qualifications for Director candidates, recommends to the Board of Directors persons to serve as Directors of the Company and monitors developments in, and makes recommendations to the Board concerning corporate governance practices. Shareholders entitled to vote for the election of Directors may nominate candidates for consideration by the Corporate Governance Committee. See "Proposals for 2002 Annual Meeting."

     During the fiscal year ended December 31, 2000, there were seven meetings of the Board of Directors, three meetings of the Executive Committee, three meetings of the Audit Committee, four meetings of the Executive Compensation Committee, four meetings of the Investment Funds Committee, one meeting of the Finance Committee and one meeting of the Corporate Governance Committee. All Directors attended 75% or more of the total aggregate number of meetings of the Board of Directors and of the committees on which they served.

                             DIRECTORS' COMPENSATION

     Each Director who is not an officer of the Company receives a quarterly retainer of $3,750, a fee of $1,500 for attendance at each Board meeting, and a fee of $750 for attendance at each meeting of a Board committee of which he is a member. Effective December 1, 1998, each such non-employee Director may elect to receive all or part of his compensation in stock. The number of shares of the Company's Common Stock issuable to a Director who makes an annual irrevocable election to receive all stock in lieu of cash compensation is increased by 20%. A Director who is also an officer of the Company receives no compensation for his or her services as a Director.

     The Outside Directors Deferral Plan, as amended and restated in 1998, permits non-employee Directors to defer all or a portion of their cash compensation in Deferred Stock Units. Each Deferred Stock Unit represents a hypothetical share of the Company's Common Stock and fluctuates in value with the market price of such stock. A Participant's Deferred Stock Unit Account is increased by Common Stock dividends paid by the Company. Those Directors who elect to defer 100% of their total cash compensation into Deferred Stock Units for a given year shall receive additional compensation in the form of Deferred Stock Units equal to 20% of their total compensation. Any amounts deferred under the original Outside Directors Deferral Plan may be transferred into the amended and restated Plan by making a one time election to do so. If such amounts are not transferred, the Director's Deferred Cash Account will continue to be credited with interest annually. The interest paid is based on the Rate of Return set forth in the amended and restated Plan, which is currently 9%. Under the original Plan and the amended and restated Plan, benefits are paid in cash in a lump sum or in installments and include survivor's benefits on the benefit commencement date chosen by the Participant. A Participant may also postpone receipt of benefit payments by making a timely election. Accelerated payment of deferred benefits may occur under certain conditions, including a change of control of the Company.

     Prior to 1997 pursuant to the Company's 1992 Stock Option Plan for Non-Employee Directors (the "Directors' Option Plan"), and in 1997 pursuant to the Company's 1991 Stock Incentive Plan, as amended (the "1991 Stock Incentive Plan"), each non-employee Director was granted an option to purchase 1,500 shares of Common Stock of the Company on the first business day following each annual meeting of shareholders. Beginning in 1998, pursuant to the 1991 Stock Incentive Plan, the annual option grant to each non-employee Director was increased to 2,000 shares of the Company's Common Stock. Starting in 2001, the annual option grants will be made pursuant to the Company's 2000 Stock Incentive Plan (the "2000 Stock Incentive Plan"). The exercise price of all options granted to non-employee Directors is the fair market value of the Company's Common Stock on the date of grant. All of the options are exercisable six months after the date of grant and expire ten years from the date of grant. Shorter expiration periods may apply in the event an optionee dies, becomes disabled or resigns from or does not stand for reelection to the Board. The options will be adjusted for stock dividends, stock splits and certain other corporate events that may occur in the future.

                   REPORT OF EXECUTIVE COMPENSATION COMMITTEE

     Decisions on compensation of the Company's executive officers as well as those officers of its subsidiaries who are members of executive management (collectively "senior management") are made by the Executive Compensation Committee of the Board. The Committee determines the salaries of the Company's senior management and reviews and approves annual management incentive programs and executive benefits for senior management. It also administers the 1991 and 2000 Stock Incentive Plans, the Directors' Option Plan, the Executive Voluntary Deferral Plan, the Outside Directors Deferral Plan and the Executive Target Ownership Program. The Committee reviews any significant changes in the tax qualified employee pension benefit plans and the Regional Management Incentive Programs. All decisions by the Executive Compensation Committee relating to the compensation of the Company's senior management are reported to the full Board.

     Under rules established by the Commission, the Company is required to provide certain information with respect to the compensation and benefits provided to the Company's Chairman and Chief Executive Officer, Charles H. Foster, Jr., and the other executive officers of the Company, including the Named Executive Officers. The report of the Executive Compensation Committee set forth below addresses the Company's compensation policies in effect for 2000.

Executive Compensation Policies

     The Executive Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals, recognize individual initiative and achievements, and assist the Company in attracting and retaining highly qualified executives. They provide for competitive base salaries which reflect individual performance and level of responsibility; annual variable performance opportunities payable in cash on the basis of merit and for the achievement of financial and operating performance goals established by the Committee; and long-term, stock-based incentive opportunities which strengthen the mutuality of interests between senior management and the Company's shareholders.

     In furtherance of its responsibility to determine executive compensation, the Executive Compensation Committee annually, or more frequently, reviews the Company's executive compensation program. The Committee reviews data from published compensation surveys and evaluates compensation structures and the financial performance of other publicly held companies in the title insurance industry and in certain other financial services sectors as well as the compensation of executive officers in those companies in order to establish general parameters within which it may fix competitive compensation for its executive officers. The insurance industry peer group used for compensation analysis is included within, but is narrower than, the peer group index in the performance graph included in this proxy statement due to the small number of title companies on which compensation data is publicly available. The Executive Compensation Committee believes that compensation comparisons are most appropriately made to executives within the insurance industry peer group, with particular emphasis on comparable title insurance companies. This group may change as the Company or its competitors change their focus, merge or consolidate or as new competitors emerge.

     The Executive Compensation Committee then determines the appropriate salary and management incentive using a number of factors, including the executive officer's individual duties and responsibilities in the Company, relative importance to the overall success of the Company's short-term and long-term goals and attainment of individual performance goals, if appropriate. With respect to Mr. Foster, the Committee specifically considers the following factors: integrity, vision, leadership, ability to meet agreed upon corporate performance objectives, succession planning, shareholder relations and CEO-Board relations, and it evaluates the overall performance of the Company, including revenues, earnings, development of the organization and return on shareholders' equity. With respect to the other executive officers, including the Named
Executive   Officers,   the  Committee  sets  performance   criteria,   such  as
profitability, growth and productivity, for the area or areas of Company operations for which the executive is personally responsible and accountable.

     Combining subjective and objective policies and practices, this assessment process is undertaken annually, or more frequently, by the Executive Compensation Committee in order to implement the Company's pay-for-performance policy, which focuses on an executive officer's total compensation, including cash and non-cash compensation, from all sources.

Base Salaries and Annual Incentives

     The Company's executive compensation program stresses incentive opportunities linked to financial and operating performance and incorporates competitive base salaries for senior management targeting the median for comparable positions at comparable companies during 2000. On March 1, 1998, the Company entered into an Employment Agreement with Mr. Foster for a period of three years. Pursuant to the terms of the Employment Agreement, Mr. Foster's annual base salary was fixed at $500,000. The Committee reviews Mr. Foster's base salary annually to consider appropriate increases. After a review and evaluation by the Committee in 2000 of Mr. Foster's personal performance in light of his management responsibilities, the Company's profitability levels in 1999 and the competitiveness of Mr. Foster's salary to those of other chief executive officers of comparable companies, Mr. Foster's salary was maintained at $500,000.

     The executive officers of the Company, including the Named Executive Officers, were eligible for incentive compensation for their 2000 performance. Annual incentive awards for 2000 were made to certain members of senior management, including the Named Executive Officers. The Committee intends to award annual incentives based on comparisons to peer group and individual performance. The Executive Compensation Committee review included an assessment of the performance of selected individuals in achieving objective and subjective quarterly and annual goals in his or her respective area of responsibility. Based on the performance of the Company and his individual performance, Mr. Foster's annual incentive award for 2000 was $247,500.

Long-Term Incentives

     The Committee administers the 1991 and 2000 Stock Incentive Plans under which it has granted to key executives stock options and shares of restricted Common Stock based upon a determination of competitive aggregate compensation levels. The primary objective of issuing stock-based incentives is to encourage significant investment in stock ownership by management and to provide long-term financial rewards linked directly to market performance of the Company's stock. The Committee believes that significant ownership of stock by senior management is the best way to align the interests of management and the shareholders, and the Company's stock incentive program is effectively designed to further this objective.

     Effective  January  31,  February  23  and  May  17,  2000,  the  Executive
Compensation Committee granted stock options (the "2000 Options") to various executives, including the Named Executive Officers. The Committee granted Mr. Foster 2000 Options to acquire an aggregate of 80,000 shares of Common Stock. The Committee initially determined the aggregate number of options to be granted to executives by using a calculation based upon the Company's issued and outstanding shares on a fully diluted basis. In deciding to use such a calculation, the Committee assessed data with respect to option grants to executives in the insurance industry peer group and considered the executive compensation structure of companies of comparable size and performance characteristics. With respect to the options granted to Mr. Foster, the Committee evaluated Mr. Foster's overall compensation package relative to that of other chief executives in the peer group. With respect to the allocation of available options among the Named Executive Officers and other executives, the Committee is of the view that, as a person's level of responsibility increases, greater portions of his or her total compensation should be linked to the long-term performance of the Company's Common Stock and return to its shareholders.

     The exercise price of the 2000 Options is based on the closing price of the Common Stock on the date of grant. The 2000 Options vest at the rate of 25% each year in each of the four years following the date of grant and expire seven years from such date. Earlier vesting and expiration dates may apply in the event of an optionee's termination of employment, retirement, death or disability.

Executive Target Ownership Program

     In 1998, the Company adopted the Executive Target Ownership Program which requires senior management to attain certain stock ownership levels and therefore maintain a vested interest in the equity performance of the Company. Over a five year period, the executives covered by the program are expected to reach certain ownership levels, which are expressed as a multiple of the executive's base salary and which range from five times base salary, the level applicable to Mr. Foster, to two times base salary depending on the executive's position. Stock ownership for purposes of this program includes (1) shares owned outright by the executive, the executive's immediate family or a trust for the executive's benefit, (2) vested shares held in a qualified benefit plan, (3) the vested portion of restricted shares, (4) shares retained from the exercise of options and (5) Deferred Stock Units under the Executive Voluntary Deferral Plan. Unexercised stock options do not count for purposes of this program.

     The tables which follow this report, and the accompanying narrative and footnotes, reflect the decisions covered by the above discussion.

Tax Considerations

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), provides certain criteria for the tax deductibility of annual compensation in excess of $1 million paid to certain executives of public companies. The Company intends to qualify executive compensation for deductibility under Section 162(m) to the extent consistent with the best interests of the Company. Since corporate objectives may not always be consistent with the requirements of full deductibility, it is conceivable that the Company may enter into compensation arrangements in the future under which payments are not deductible under Section 162(m). Deductibility will not be the sole factor used by the Committee in ascertaining appropriate levels or modes of compensation.

     To meet the criteria applicable to deductible performance-based compensation (as defined in Section 162(m)), the Company has taken appropriate action to cause grants of stock options and stock appreciation rights under the 1991 and 2000 Stock Incentive Plans to be performance-based.

                                               Executive Compensation Committee
                                                  Marshall B. Wishnack, Chairman
                                                  James Ermer
                                                  Eugene P. Trani

Richmond, Virginia
March 26, 2001

                        Compensation Committee Interlocks
                            and Insider Participation

     Theodore L. Chandler, Jr. served on the Executive Compensation Committee until January 31, 2000. Prior to that date, he was a member of the law firm of Williams, Mullen, Clark & Dobbins, which acts as counsel to the Company.

                             EXECUTIVE COMPENSATION

     The following table shows, for the fiscal years ended December 31, 2000, 1999 and 1998, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each of the Named Executive Officers in all capacities in which they served:

                           Summary Compensation Table

                                                                                  Long Term
                                                                                 Compensation
                                               Annual Compensation                  Awards
                                      ------------------------------------- ----------------------
                                                                Other       Restricted  Securities
        Name and                                               Annual         Stock      Underlying      All Other
   Principal Position         Year    Salary($)  Bonus($)  Compensation($)1  Awards($)   Options(#)   Compensation($) 2
------------------------      ----    ---------  --------  ---------------- ----------  -----------   -----------------
Charles H. Foster, Jr.        2000    $500,016   $247,500         --         $     0      80,000         $32,980
Chairman and Chief            1999     500,016    216,000         --               0      40,000          37,403
Executive Officer             1998     458,348    600,000         --         388,125 3    10,000          42,078

Janet A. Alpert               2000     330,000    163,350         --               0      40,000          25,218
President                     1999     330,000    142,560         --               0      20,000          28,180
                              1998     306,666    335,000         --         215,625 3     5,000          31,278

Theodore L. Chandler, Jr. 4   2000     276,153    156,750         --         178,125 3    40,000          17,914
Senior Executive Vice
President

G. William Evans              2000     250,008    118,750         --               0      26,000          15,375
Executive Vice President      1999     250,000    110,925         --               0      12,000          18,166
and Chief Financial           1998     233,340    220,000         --         172,500 3     2,000          21,426
Officer

Jeffrey C. Selby 5            2000     181,255    160,815 6       --               0      14,000          11,110
Executive Vice President -    1999     175,008    188,400 6       --               0       7,000          13,259
Director of National
Commercial Services and
Manager of National
Agents and Affiliates

----------
     1 The dollar value of perquisites and other personal benefits received by each of the Named Executive Officers during each of the fiscal years ended December 31, 2000, 1999 and 1998, did not exceed the lesser of $50,000 or 10% of the total amount of salary and bonus reported for each in such years.

     2 "All Other Compensation" includes the following amounts for the fiscal year ended December 31, 2000: (a) $3,633, $3,633, $3,633 and $3,633 for Mr.
Foster, Ms. Alpert, Mr. Evans and Mr. Selby, respectively, representing total contributions of $14,532 to the Company's 401(k) Plan on behalf of each of the Named Executive Officers to match 2000 pre-tax elective deferral contributions (which are included under the "Salary" column) made by each to such plan; (b) $5,142 and $4,933 of accrued interest on income deferred in 1986, 1987, 1988 or 1989 by Mr. Foster and Ms. Alpert, respectively, under the Lawyers Title Deferred Income Plan (computed assuming that each of the participating Named Executive Officers satisfies all conditions necessary to earn the highest interest rate payable under such plan), to the extent the total interest accrued with respect to such income amounts during 2000 exceeded 120% of the applicable federal long term rate provided under Section 1274(d) of the Internal Revenue Code of 1986, as amended; and (c) $24,205, $16,652, $17,914, $11,742 and $7,477 for Mr. Foster, Ms. Alpert, Mr. Chandler, Mr. Evans and Mr. Selby, respectively, representing compensation attributable to life insurance premiums paid by the Company in 2000 pursuant to the Company's split-dollar life insurance plan.

     3 The 1998 amounts in this column are the dollar values, based on the $43.125 closing price of a share of Common Stock on April 6, 1998, as reported on the New York Stock Exchange, of the following number of shares of restricted Common Stock awarded on such date to the Named Executive Officers: Mr. Foster, 9,000 shares; Ms. Alpert, 5,000 shares; and Mr. Evans, 4,000 shares. The 2000 amount in this column is the dollar value, based on the $17.8125 closing price of a share of Common Stock on January 31, 2000 as reported on the New York Stock Exchange, of 10,000 shares of restricted Common Stock awarded on such date to Mr. Chandler. On March 1, 1999, for Mr. Foster, Ms. Alpert and Mr. Evans, and on January 31, 2001, for Mr. Chandler, and on each of the three successive anniversary dates of such dates, the awards vest for 25% of the shares of Common Stock covered by such awards. The number of shares of restricted Common Stock held by each of the Named Executive Officers on December 31, 2000, and the dollar value of such shares on such date based on the $40.4375 closing price of a share of Common Stock on such date as reported on the New York Stock Exchange, were as follows: Mr. Foster, 9,000 shares, $363,938; Ms. Alpert, 5,000 shares,
$202,188;  Mr.  Chandler,  10,000  shares,  $404,375;  Mr. Evans,  4,000 shares,
$161,750; and Mr. Selby, 1,000 shares, $40,438. Dividends are paid on the shares of restricted Common Stock awarded to the Named Executive Officers.

     4 Mr. Chandler was elected Senior Executive Vice President of the Company effective January 31, 2000.

     5 Mr. Selby was elected Executive Vice President - Director of National Commercial Services and Manager of National Agents and Affiliates of the Company effective February 17, 1999.

     6 The 1999 amount includes $20,000 in bonus that Mr. Selby earned in 1999 under the Company's Regional Managers' Plan, which amount has not been disclosed previously. The 2000 amount does not include the bonus that Mr. Selby earned in 2000 under the Regional Managers' Plan, which amount is not yet calculable.

                                  Stock Options

     The following tables contain information concerning grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 2000, exercises of stock options by the Named Executive Officers in such fiscal year and the fiscal year-end value of all unexercised stock options held by the Named Executive Officers.

                        Option Grants in Last Fiscal Year

                                                   Individual Grants
                              --------------------------------------------------------------
                               Number of
                               Securities       % of Total
                               Underlying    Options Granted                                      Grant Date
                                 Options     to Employees in   Exercise or Base    Expiration       Present
            Name              Granted (#) 1    Fiscal Year      Price ($/Sh) 2       Date 3       Value ($) 4
            ----              -------------    -----------      --------------     ----------     -----------
Charles H. Foster, Jr.           44,000            11.4%           $19.375           2/23/07       $356,984
                                 36,000             9.3             20.063           5/17/07        306,025

Janet A. Alpert                  22,000             5.7             19.375           2/23/07        178,492
                                 18,000             4.7             20.063           5/17/07        153,013

Theodore L. Chandler, Jr.        40,000            10.3             17.813           1/31/07        291,310

G. William Evans                 14,300             3.7             19.375           2/23/07        116,020
                                 11,700             3.0             20.063           5/17/07         99,458

Jeffrey C. Selby                  7,700             2.0             19.375           2/23/07         62,472
                                  6,300             1.6             20.063           5/17/07         53,554

----------
     1 The options granted to the Named Executive Officers become exercisable for 25% of the shares of Common Stock of the Company covered by such options on each of the first four successive anniversary dates of the date of grant.

     2 The exercise price for the options listed in the table was the fair market value on the date of grant. The exercise price may be paid in cash, in shares of Common Stock of the Company valued at fair market value on the date of exercise or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all required withholding and other deductions.

     3 The options listed in the table expire seven years from the date of grant. An earlier expiration date may apply in the event of the optionee's termination of employment, retirement, death or disability.

     4 The Black-Scholes option pricing model was used to determine the "Grant Date Present Value" of the options listed in the table. For options with an expiration date of January 31, 2007, the model assumed a volatility measure of
 .5191, which is the variance on the rate of return on the Common Stock of the Company over the most recent 252 trading day period prior to the grant of the option, a risk free interest rate of 6.785% and a dividend yield of 1.123%. For options with an expiration date of February 23, 2007, the model assumed a volatility measure of .5333, which is the variance on the rate of return on the Common Stock of the Company over the most recent 253 trading day period prior to the grant of the option, a risk free interest rate of 6.755% and a dividend yield of 1.032%. For options with an expiration date of May 17, 2007, the model assumed a volatility measure of .5399, which is the variance on the rate of return on the Common Stock of the Company over the most recent 253 trading day period prior to the grant of the option, a risk free interest rate of 6.799% and a dividend yield of .997%. In all cases, the model assumed an exercise date approximately
four  years   after  the   option   vests.   Because   the   magnitude   of  any
non-transferability discount is extremely difficult to determine, none was applied in determining the value of the reported options. The grant date present values set forth in the table are only theoretical values and may not accurately determine present value. The actual value, if any, an optionee will realize will depend on the excess of market value of a share of the Company's Common Stock over the exercise price on the date the option is exercised.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

                                                             Number of Securities     Value of Unexercised
                                                            Underlying Unexercised    In-the-Money Options
                                                             Options at FY-End (#)       at FY-End ($) 2
                                                          --------------------------  --------------------
                         Shares Acquired      Value
          Name           on Exercise (#)  Realized ($) 1  Exercisable  Unexercisable  Exercisable  Unexercisable
          ----           ---------------  --------------  -----------  -------------  -----------  -------------
Charles H. Foster, Jr.        51,043        $588,121        140,750       123,750     $3,142,816    $1,825,953
Janet A. Alpert               20,500         167,179         70,500        62,000      1,503,563       915,344
Theodore L. Chandler, Jr.          0               0         13,000        40,000        257,077       905,000
G. William Evans               4,000          22,750         25,250        37,500        525,784       567,988
Jeffrey C. Selby                   0               0          2,750        20,250              0       290,544

----------
     1 The value realized represents the difference between the exercise price of the option and the fair market value of the Company's Common Stock on the date of exercise.

     2 The value of in-the-money options at fiscal year-end was calculated by determining the difference between the fair market value of the Common Stock of the Company underlying the options on December 31, 2000, and the exercise price of the options.

                               Retirement Benefits

     All of the Named Executive Officers participate in the Company's Cash Balance Plan, a qualified defined benefit retirement plan. Under the plan, a hypothetical cash balance account is established for each participant for record keeping purposes. Each year a participant's cash balance account is credited with (a) a compensation credit based on the participant's age, service and compensation for that year and (b) an interest credit based on the participant's account balances at the end of the prior year. The compensation credit percentage is determined by the sum of the participant's age and service at the beginning of the year, and ranges from 2% for a sum of less than 35 to 5% for a sum of 80 or more. Interest credits for the year are based on the average of 10-year Treasury bond rates in effect for the month of November of the prior year. At retirement, the account balance may be converted to various monthly benefit options based on actuarial factors defined in the plan or may be paid in a lump sum benefit. Benefits for participants who were eligible for early retirement on December 31, 1998, under the terms of the former Lawyers Title Retirement Plan or the former Commonwealth Pension Plan will be no less than benefits calculated under the provisions of such former plan.

     The Internal Revenue Code limits (a) the annual retirement benefit that may be paid under the Cash Balance Plan and (b) the compensation that may be used in computing a benefit. The maximum benefit limitation is adjusted each year to reflect the cost of living. For 2000, the maximum benefit limitation was $135,000 (based on a life annuity) and the earnings limitation was $170,000.

     Ms. Alpert and Messrs. Foster, Chandler and Evans are also covered by the Company's 1999 Benefit Restoration Plan, an unfunded plan designed to restore to selected participants the benefits that cannot be paid under the Cash Balance Plan due to the Internal Revenue Code maximum benefit limitation, the earnings limitation, or both. The benefit payable under the 1999 Benefit Restoration Plan is the difference between the benefit that would be payable under the Cash Balance Plan, but for either or both of the Internal Revenue Code limitations, and the amount actually payable under the Cash Balance Plan. The benefits under the 1999 Benefit Restoration Plan are payable for a period of 15 years.

     Mr. Selby is also covered by a Supplemental Executive Retirement Plan Agreement with Commonwealth and Transnation that provides a benefit at retirement equal to 30% of the average of base salary received from November 1, 1993 to the date of retirement. The benefit is in addition to the benefits under the Cash Balance Plan and is payable for a period of 10 years.

     Assuming current salary and bonus levels (as reported in the Summary Compensation Table) and participation until normal retirement at age 65, the estimated total annual benefit payable to each of the Named Executive Officers at normal retirement age under the Cash Balance Plan, and the 1999 Benefit Restoration Plan or the Commonwealth/Transnation Supplemental Executive Retirement Plan Agreement, as applicable, is as follows: Mr. Foster, $323,000; Ms. Alpert, $266,000; Mr. Chandler, $26,000; Mr. Evans, $174,000; and Mr. Selby, $89,000.

                             Contractual Obligations

     Employment Agreements. In 2000, the Company entered into an employment agreement with Mr. Chandler for a two-year period that will end on January 31, 2002. This employment agreement provides an annual minimum base salary of $300,000 to Mr. Chandler. Mr. Chandler is entitled to receive an annual bonus as established by the Compensation Committee. The employment agreement provides that Mr. Chandler is entitled to participate in and receive all benefits under all incentive, savings, retirement, welfare benefit, expense reimbursement, fringe benefit and other plans and arrangements made available to peer executives of the Company.

     Change of Control Agreements. To ensure that the Company will have the continued dedicated service of certain executives notwithstanding the possibility, threat or occurrence of a change of control, the Company has entered into change of control employment agreements with certain executives, including the Named Executive Officers. The agreements generally provide that if the executive is terminated other than for cause within three years after a change of control of the Company, or if the executive terminates his employment for good reason within such three-year period or voluntarily during the 30-day period following the first anniversary of the change of control, the executive is entitled to receive "severance benefits." Severance benefits include a lump sum severance payment equal to up to three times the sum of the officer's base salary and highest annual bonus, together with certain other payments and benefits, including continuation of employee welfare benefits and, under most of the agreements, an additional payment to compensate the executive for certain excise taxes imposed on certain change of control payments.

     The Board of Directors believes that the change of control employment agreements benefit the Company and its shareholders by securing the continued service of key management personnel and by enabling management to perform its duties and responsibilities without the distracting uncertainty associated with a change of control.

                             STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total return to the shareholders of the Company for the last five fiscal years with the total return on the Standard & Poors 500 Index and the Nasdaq Insurance Index, assuming the investment of $100 in the Company's Common Stock on December 31, 1995, and the reinvestment of all dividends.

================================================================================

                       LANDAMERICA FINANCIAL GROUP, INC.


                              [PERFORMANCE GRAPH]


          Cumulative Total Return on $100 Invested on December 31, 1995


                        LANDAMERICA FINANCIAL GROUP, INC.
                     CUMULATIVE TOTAL RETURN TO SHAREHOLDERS
--------------------------------------------------------------------------------
                                                                  NASDAQ
                        LandAmerica        S&P 500 Index      Insurance Index
================================================================================
     12/31/95              $100                $100                 $100
--------------------------------------------------------------------------------
     12/31/96               104                 122                  114
--------------------------------------------------------------------------------
     12/31/97               168                 164                  166
--------------------------------------------------------------------------------
     12/31/98               299                 210                  148
--------------------------------------------------------------------------------
     12/31/99                99                 254                  115
--------------------------------------------------------------------------------
     12/31/00               220                 216                  173
================================================================================

                                AUDIT INFORMATION

     The Board of Directors has adopted a written charter for the Audit Committee that is set forth in Exhibit A to this Proxy Statement. The five members of the Audit Committee are independent as that term is defined in the listing standards of the New York Stock Exchange.

                     Fees of Independent Public Accountants

Audit Fees

     The aggregate amount of fees billed or expected to be billed to the Company by Ernst & Young LLP for professional services rendered in connection with the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, and for the review of the Company's interim financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year was $633,000.

Financial Information System Design and Implementation Fees

     There were no professional services rendered to the Company by Ernst & Young LLP for the design and implementation of financial information systems for the fiscal year ended December 31, 2000.

All Other Fees

     The aggregate amount of fees billed to the Company by Ernst & Young LLP for all other non-audit services rendered to the Company for the fiscal year ended December 31, 2000, was $618,000, including audit-related services of $415,000 and non-audit services of $203,000. Audit-related services generally include fees for statutory and pension audits, business acquisitions, accounting consultations and SEC registration statements.

                             Audit Committee Report

     Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

     In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. Moreover, the Audit Committee has considered whether the independent auditor's provision of information technology services and other non-audit services to the Company is compatible with maintaining the auditor's independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit

Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

                                           Audit Committee
                                               Robert F. Norfleet, Jr., Chairman
                                               Michael Dinkins
                                               Julious P. Smith, Jr.
                                               Eugene P. Trani
                                               Marshall B. Wishnack

Richmond, Virginia
March 20, 2001

                  Appointment of Independent Public Accountants

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Ernst & Young LLP as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2001. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will be available to respond to appropriate questions and may make a statement if they so desire.

                        PROPOSALS FOR 2002 ANNUAL MEETING

     Under the regulations of the Commission, any shareholder desiring to make a proposal to be acted upon at the 2002 Annual Meeting of Shareholders must cause such proposal to be delivered, in proper form, to the Secretary of the Company, whose address is 101 Gateway Centre Parkway, Gateway One, Richmond, Virginia 23235-5153, no later than December 13, 2001, in order for the proposal to be considered for inclusion in the Company's Proxy Statement and form of proxy for that meeting. The Company anticipates holding the 2002 Annual Meeting of Shareholders on May 21, 2002.

     The Company's Bylaws also prescribe the procedure that a shareholder must follow to nominate Directors or to bring other business before shareholders' meetings. For a shareholder to nominate a candidate for Director or to bring other business before a meeting, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the meeting. Based on an anticipated date of May 21, 2002, for the 2002 Annual Meeting of Shareholders, the Company must receive such notice no later than March 22, 2002, and no earlier than February 20, 2002. Notice of a nomination for Director must describe various matters regarding the nominee and the shareholder giving the notice. Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Company's Bylaws, without charge, upon written request to the Secretary of the Company.

                                  OTHER MATTERS

     THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 2000 FILED WITH THE COMMISSION, EXCLUDING EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE SECRETARY OF THE COMPANY, WHOSE ADDRESS IS 101 GATEWAY CENTRE PARKWAY, GATEWAY ONE, RICHMOND, VIRGINIA 23235-5153 OR BY VISITING THE COMPANY'S WEBSITE AT WWW.LANDAM.COM.

                                                                       EXHIBIT A

                        LANDAMERICA FINANCIAL GROUP, INC.
                             AUDIT COMMITTEE CHARTER

Organization

The audit committee shall be appointed by the board of directors and shall consist of at least three directors all of whom are independent of management and of the Company. Members of the committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and from the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The audit committee shall assist the board of directors in fulfilling the board's oversight responsibility to the shareholders relating to (A) the Company's financial reporting process, systems of internal accounting and financial controls, and internal audit function and (B) the annual independent audit of the Company's financial statements. In so doing, the committee will benefit from free and open communication between the committee, the directors, the independent auditors, the internal auditors, and the financial management of the Company. The committee may adopt such policies and procedures as it may deem necessary or appropriate to carry out its responsibilities under this charter. The committee's policies and procedures should be flexible in order to best react to changing conditions and circumstances.

Processes

The following shall be the recurring processes of the audit committee in carrying out its oversight function. The committee may supplement these processes as appropriate.

o The committee shall review and reassess the audit committee charter at least annually and the charter shall be approved by the board of directors. The Company shall include a copy of the charter in its proxy statement at least triennially or the year after any significant amendment to the charter and shall disclose in all proxy statements whether committee members are independent. Approximately once each year and, with respect to any changes in the composition of the committee, the Company must provide the New York Stock Exchange written confirmation regarding the board's determination of committee members' independence, the financial literacy of committee members, the determination that at least one member of the committee has accounting or related financial management expertise, and the annual review and reassessment of the adequacy of the charter.

o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and to the committee, both of which are representatives of the Company's shareholders. The committee and the board shall have the ultimate authority and responsibility to engage, evaluate, and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and from the Company and shall discuss all relationships between the auditors and their related entities and the Company and its related entities that may reasonably be thought to bear on the auditors' independence. The independent auditors shall confirm that, in their view, they are independent of the Company. In this regard, the committee shall obtain a formal written statement from the independent auditors delineating all relationships between the auditors and the Company and shall, when necessary, recommend that the board take any appropriate action to satisfy itself of the auditors' independence. In addressing the auditor's independence, the committee shall consider any non-audit services performed by the auditor for the Company and the impact such services may have on the auditor's independence. The committee may adopt policies regarding auditor independence including, but not limited to, policies regarding the auditor's performance of non-audit services.

o The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls and may elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of its examinations.

o The committee shall review interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. The committee shall discuss the results of the quarterly review and any other matters required under generally accepted auditing standards to be communicated to the committee by the independent auditors. The chair of the committee may represent the entire committee for the purposes of this review.

o The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Form 10-K). The independent auditors shall provide their judgment about the quality, not merely the acceptability, of accounting principles, the reasonableness of any significant judgments, and the clarity of disclosures in the financial statements as part of such review. The committee shall also discuss the results of the annual audit and any other matters required under generally accepted auditing standards to be communicated to the committee by the independent auditors.

o In discharging its role, the committee is free to consider an investigation into any matter brought to its attention and shall have both full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose if, in its judgment, that is appropriate, without obtaining the prior permission of the board of directors.

This charter shall not be construed in a manner that imposes upon the audit committee a higher standard of care than that imposed upon committees of boards of directors generally, pursuant to applicable law. It is not the duty of the committee to plan or conduct audits or to determine that the Company's financial statements are complete or accurate or are in accordance with generally accepted accounting principles. These are the collective responsibilities of management and the independent auditors. Nor is it the duty of the committee to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws or regulations or the Company's compliance policies and programs.

                  [FORM OF PROXY CARD AND VOTING INSTRUCTIONS]


                        LANDAMERICA FINANCIAL GROUP, INC.

April 16, 2001

Dear Shareholder:

Please take note of the important information enclosed with this Proxy. There are issues related to the management and operation of the Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares. You may vote by mail, by telephone or over the Internet.

If you would like to vote by mail, please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return it in the enclosed postage paid envelope.

If you would like to vote by telephone or over the Internet, please follow the steps set forth on the proxy card.

Your vote must be received prior to the Annual Meeting of Shareholders, May 22, 2001.

Thank you in advance for your prompt consideration of these matters.

Sincerely,



Charles H. Foster, Jr.
Chairman and Chief Executive Officer

                        LANDAMERICA FINANCIAL GROUP, INC.

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints John M. Carter, Russell W. Jordan, III and G. William Evans, and each or any of them, proxies for the undersigned, with power of substitution, to vote all the shares of Common Stock of LandAmerica Financial Group, Inc. held of record by the undersigned on April 9, 2001, at the Annual Meeting of Shareholders of LandAmerica Financial Group, Inc. to be held at 10:00 a.m. on May 22, 2001, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.


--------------------------------------------------------------------------------
                 PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND
                    RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

 Please sign exactly as your name(s) appear(s) on this Proxy. Attorneys-in-fact, executors, trustees, guardians, corporate officers, etc. should give full title.

--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

_______________________________             ________________________________

_______________________________             ________________________________

_______________________________             ________________________________


             (continued, and to be DATED and SIGNED on reverse side)

|X|  PLEASE MARK VOTES
     AS IN THIS EXAMPLE
---------------------------------------------------

        LANDAMERICA FINANCIAL GROUP, INC.             1.   Election of Directors.              For All                For All
                                                                                              Nominees     Withhold    Except
---------------------------------------------------
                                                      (01) Theodore L. Chandler, Jr.
                  COMMON STOCK                        (02) Charles H. Foster, Jr.                |_|         |_|        |_|
                                                      (03) Robert T. Skunda
                                                      (04) Thomas G. Snead, Jr.
                                                      (05) Marshall B. Wishnack

CONTROL NUMBER:                                             INSTRUCTION:  To withhold authority to vote for any individual
RECORD DATE SHARES:                                         nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s).  Your shares will be voted "For"
                                                            the remaining nominee(s).


                                           --------
Please be sure to sign and date this       Date       Mark box at right if an address  change or  comment  has  |_|
Proxy.                                                been noted on the reverse side of this card.
---------------------------------------------------


Shareholder sign here        Co-owner sign here
---------------------------------------------------

DETACH CARD                                                                                             DETACH CARD

------------------------------                                ------------------------------
VOTE BY TELEPHONE                                             VOTE BY INTERNET
------------------------------                                ------------------------------

It's fast, convenient, and immediate!                         It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone.                         confirmed and posted.

Follow these four easy steps:                                 Follow these four easy steps:

  1.  Read the accompanying Proxy Statement and                 1.  Read the accompanying Proxy Statement and
      Proxy Card.                                                   Proxy Card.

  2.  Call the toll-free number                                 2.  Go to the Website
      1-877-PRX-VOTE (1-877-779-8683).                              http://www.eproxyvote.com/lfg
      There is NO CHARGE for this call.
                                                                3.  Enter your Control Number located on your Proxy
  3.  Enter your Control Number located on your Proxy               Card.
      Card.
                                                                4.  Follow the instructions provided.
  4.  Follow the recorded instructions.


  Your vote is important!                                        Your vote is important!
  Call 1-877-PRX-VOTE anytime!                                   Go to http://www.eproxyvote.com/lfg anytime!

    Do not return your Proxy Card if you are voting by Telephone or Internet.

                        LANDAMERICA FINANCIAL GROUP, INC.

April 16, 2001

Dear Participant:

Please take note of the important information enclosed with this Voting Instruction. There are issues related to the management and operation of the Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares. You may vote by mail, by telephone or over the Internet.

If you would like to vote by mail, please mark the boxes on the Voting Instruction to indicate how your shares will be voted. Then sign the Voting Instruction, detach it and return it in the enclosed postage paid envelope.

If you would like to vote by telephone or over the Internet, please follow the steps set forth on the Voting Instruction.

Your vote must be received prior to the Annual Meeting of Shareholders, May 22, 2001.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Charles H. Foster, Jr.
Chairman and Chief Executive Officer

                        LANDAMERICA FINANCIAL GROUP, INC.

                  TO TRUSTEE, LANDAMERICA FINANCIAL GROUP, INC.
                        SAVINGS AND STOCK OWNERSHIP PLAN

   This Voting Instruction is Solicited on Behalf of the Board of Directors of
                        LandAmerica Financial Group, Inc.

Pursuant to Section 10.4 of the LandAmerica Financial Group, Inc. Savings and Stock Ownership Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of LandAmerica Financial Group, Inc. credited to the undersigned Participant's Account as of April 9, 2001, at the Annual Meeting of Shareholders of LandAmerica Financial Group, Inc., to be held at 10:00 a.m. on May 22, 2001, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE TRUSTEE, THE SHARES OF LANDAMERICA FINANCIAL GROUP, INC. COMMON STOCK CREDITED TO YOUR PARTICIPANT'S ACCOUNT WILL BE VOTED IN THE SAME PROPORTION AS THOSE SHARES OF LANDAMERICA FINANCIAL GROUP, INC. COMMON STOCK FOR WHICH THE TRUSTEE HAS RECEIVED PROPER VOTING INSTRUCTIONS WITH RESPECT TO THE NOMINEES.


--------------------------------------------------------------------------------
                 PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND
                   RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
      Please sign exactly as your name appears on this Voting Instruction.
--------------------------------------------------------------------------------



HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

_______________________________             ________________________________

_______________________________             ________________________________

_______________________________             ________________________________

             (continued, and to be DATED and SIGNED on reverse side)

|X|      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
---------------------------------------------------

        LANDAMERICA FINANCIAL GROUP, INC.             1.   Election of Directors.              For All                For All
                                                                                              Nominees     Withhold    Except
---------------------------------------------------
                                                      (01) Theodore L. Chandler, Jr.
        LANDAMERICA FINANCIAL GROUP, INC.             (02) Charles H. Foster, Jr.                |_|         |_|        |_|
        SAVINGS AND STOCK OWNERSHIP PLAN              (03) Robert T. Skunda
                                                      (04) Thomas G. Snead, Jr.
                                                      (05) Marshall B. Wishnack

CONTROL NUMBER:                                             INSTRUCTION:  To withhold authority to vote for any individual
RECORD DATE SHARES:                                         nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s).  Your shares will be voted "For"
                                                            the remaining nominee(s).


                                           --------
Please be sure to sign and date this       Date       Mark box at right if an address  change or  comment  has  |_|
Voting Instruction.                                   been noted on the reverse side of this card.
---------------------------------------------------


Participant sign here
---------------------------------------------------

DETACH CARD                                                                                             DETACH CARD

--------------------------------                              --------------------------------
VOTE BY TELEPHONE                                             VOTE BY INTERNET
--------------------------------                              --------------------------------

It's fast, convenient, and immediate!                         It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone.                         confirmed and posted.

Follow these four easy steps:                                 Follow these four easy steps:

  1.  Read the accompanying Proxy Statement and Voting          1.  Read the accompanying Proxy Statement and Voting
      Instruction.                                                  Instruction.

  2.  Call the toll-free number                                 2.  Go to the Website
      1-877-PRX-VOTE (1-877-779-8683).                              http://www.eproxyvote.com/lfg
      There is NO CHARGE for this call.
                                                                3.  Enter your Control Number located on your Voting
  3.  Enter your Control Number located on your Voting              Instruction.
      Instruction.
                                                                4.  Follow the instructions provided.
  4.  Follow the recorded instructions.


   Your vote is important!                                      Your vote is important!
   Call 1-877-PRX-VOTE anytime!                                 Go to http://www.eproxyvote.com/lfg anytime!

             Do not return your Voting Instruction if you are voting
                           by Telephone or Internet.

                        LANDAMERICA FINANCIAL GROUP, INC.

April 16, 2001

Dear Participant:

Please take note of the important information enclosed with this Voting Instruction. There are issues related to the management and operation of the Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares. You may vote by mail, by telephone or over the Internet.

If you would like to vote by mail, please mark the boxes on the Voting Instruction to indicate how your shares will be voted. Then sign the Voting Instruction, detach it and return it in the enclosed postage paid envelope.

If you would like to vote by telephone or over the Internet, please follow the steps set forth on the Voting Instruction.

Your vote must be received prior to the Annual Meeting of Shareholders, May 22, 2001.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Charles H. Foster, Jr.
Chairman and Chief Executive Officer

                        LANDAMERICA FINANCIAL GROUP, INC.


              TO ADMINISTRATOR, LAWYERS TITLE INSURANCE CORPORATION
                            1995 STOCK PURCHASE PLAN

   This Voting Instruction is Solicited on Behalf of the Board of Directors of
                        LandAmerica Financial Group, Inc.

Pursuant to Section 10 of the Lawyers Title Insurance Corporation 1995 Stock Purchase Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of LandAmerica Financial Group, Inc. credited to the undersigned Participant's Account as of March 9, 2001, at the Annual Meeting of Shareholders of LandAmerica Financial Group, Inc., to be held at 10:00 a.m. on May 22, 2001, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE ADMINISTRATOR, THE ADMINISTRATOR MAY VOTE THE SHARES AT ITS DISCRETION.


--------------------------------------------------------------------------------
                 PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND
                   RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
      Please sign exactly as your name appears on this Voting Instruction.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

_______________________________             ________________________________

_______________________________             ________________________________

_______________________________             ________________________________


             (continued, and to be DATED and SIGNED on reverse side)

|X|      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
---------------------------------------------------

          LANDAMERICA FINANCIAL GROUP, INC.           1.   Election of Directors.              For All                For All
                                                                                              Nominees     Withhold    Except
---------------------------------------------------
                                                      (01) Theodore L. Chandler, Jr.
                   LAWYERS TITLE                      (02) Charles H. Foster, Jr.                |_|         |_|        |_|
               INSURANCE CORPORATION                  (03) Robert T. Skunda
              1995 STOCK PURCHASE PLAN                (04) Thomas G. Snead, Jr.
                                                      (05) Marshall B. Wishnack

CONTROL NUMBER:                                             INSTRUCTION:  To withhold authority to vote for any individual
RECORD DATE SHARES:                                         nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s).  Your shares will be voted "For"
                                                            the remaining nominee(s).


                                           --------
Please be sure to sign and date this       Date       Mark box at right if an address  change or  comment  has  |_|
Voting Instruction.                                   been noted on the reverse side of this card.
------------------------------------------ --------


Participant sign here
---------------------------------------------------

DETACH CARD                                                                                             DETACH CARD

--------------------------------                              --------------------------------
VOTE BY TELEPHONE                                             VOTE BY INTERNET
--------------------------------                              --------------------------------

It's fast, convenient, and immediate!                         It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone.                         confirmed and posted.

Follow these four easy steps:                                 Follow these four easy steps:

  1.  Read the accompanying Proxy Statement and Voting          1.  Read the accompanying Proxy Statement and Voting
      Instruction.                                                  Instruction.

  2.  Call the toll-free number                                 2.  Go to the Website
      1-877-PRX-VOTE (1-877-779-8683).                              http://www.eproxyvote.com/lfg
      There is NO CHARGE for this call.
                                                                3.  Enter your Control Number located on your Voting
  3.  Enter your Control Number located on your Voting              Instruction.
      Instruction.
                                                                4.  Follow the instructions provided.
  4.  Follow the recorded instructions.

   Your vote is important!                                          Your vote is important!
   Call 1-877-PRX-VOTE anytime!                                     Go to http://www.eproxyvote.com/lfg anytime!

             Do not return your Voting Instruction if you are voting
                           by Telephone or Internet.

                        LANDAMERICA FINANCIAL GROUP, INC.

April 16, 2001

Dear Participant:

Please take note of the important information enclosed with this Voting Instruction. There are issues related to the management and operation of the Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares. You may vote by mail, by telephone or over the Internet.

If you would like to vote by mail, please mark the boxes on the Voting Instruction to indicate how your shares will be voted. Then sign the Voting Instruction, detach it and return it in the enclosed postage paid envelope.

If you would like to vote by telephone or over the Internet, please follow the steps set forth on the Voting Instruction.

Your vote must be received prior to the Annual Meeting of Shareholders, May 22, 2001.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Charles H. Foster, Jr.
Chairman and Chief Executive Officer

                        LANDAMERICA FINANCIAL GROUP, INC.


            TO TRUSTEE, UNIVERSAL LEAF TOBACCO COMPANY, INCORPORATED
       AND DESIGNATED AFFILIATED COMPANIES EMPLOYEES' STOCK PURCHASE PLAN

   This Voting Instruction is Solicited on Behalf of the Board of Directors of
                        LandAmerica Financial Group, Inc.

Pursuant to Section 13.02 of the Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies Employees' Stock Purchase Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of LandAmerica Financial Group, Inc. credited to the undersigned Participant's Account as of March 15, 2001, at the Annual Meeting of Shareholders of LandAmerica Financial Group, Inc., to be held at 10:00 a.m. on May 22, 2001, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE TRUSTEE, THE SHARES OF LANDAMERICA FINANCIAL GROUP, INC. COMMON STOCK CREDITED TO YOUR PARTICIPANT'S ACCOUNT WILL BE VOTED IN THE SAME PROPORTION AS THOSE SHARES OF LANDAMERICA FINANCIAL GROUP, INC. COMMON STOCK FOR WHICH THE TRUSTEE HAS RECEIVED PROPER VOTING INSTRUCTIONS WITH RESPECT TO THE NOMINEES.

--------------------------------------------------------------------------------
             PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
      Please sign exactly as your name appears on this Voting Instruction.
--------------------------------------------------------------------------------



HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

_______________________________             ________________________________

_______________________________             ________________________________

_______________________________             ________________________________


             (continued, and to be DATED and SIGNED on reverse side)

|X|      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
---------------------------------------------------

         LANDAMERICA FINANCIAL GROUP, INC.            1.   Election of Directors.              For All                For All
                                                                                              Nominees     Withhold    Except
---------------------------------------------------
                                                      (01) Theodore L. Chandler, Jr.
          UNIVERSAL LEAF TOBACCO COMPANY,             (02) Charles H. Foster, Jr.                |_|         |_|        |_|
           INCORPORATED AND DESIGNATED                (03) Robert T. Skunda
          AFFILIATED COMPANIES EMPLOYEES'             (04) Thomas G. Snead, Jr.
                STOCK PURCHASE PLAN                   (05) Marshall B. Wishnack

CONTROL NUMBER:                                             INSTRUCTION:  To withhold authority to vote for any individual
RECORD DATE SHARES:                                         nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s).  Your shares will be voted "For"
                                                            the remaining nominee(s).


                                           --------
Please  be  sure to sign  and  date  this  Date       Mark box at right if an address  change or  comment  has  |_|
Voting Instruction.                                   been noted on the reverse side of this card.
------------------------------------------ --------


Participant sign here
---------------------------- ----------------------

DETACH CARD                                                                                             DETACH CARD

--------------------------------                              --------------------------------
VOTE BY TELEPHONE                                                VOTE BY INTERNET
--------------------------------                              --------------------------------

It's fast, convenient, and immediate!                         It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone.                         confirmed and posted.

Follow these four easy steps:                                 Follow these four easy steps:

  1.  Read the accompanying Proxy Statement and Voting          1.  Read the accompanying Proxy Statement and Voting
      Instruction.                                                  Instruction.

  2.  Call the toll-free number                                 2.  Go to the Website
      1-877-PRX-VOTE (1-877-779-8683).                              http://www.eproxyvote.com/lfg
      There is NO CHARGE for this call.
                                                                3.  Enter your Control Number located on your Voting
  3.  Enter your Control Number located on your Voting              Instruction.
      Instruction.
                                                                4.  Follow the instructions provided.
  4.  Follow the recorded instructions.

   Your vote is important!                                          Your vote is important!
   Call 1-877-PRX-VOTE anytime!                                     Go to http://www.eproxyvote.com/lfg anytime!

             Do not return your Voting Instruction if you are voting
                            by Telephone or Internet.